DELAWARE GROUP® EQUITY FUNDS II

Delaware Large Cap Value Fund (the “Fund”)

Supplement to the Fund’s Institutional Class Prospectus
dated March 30, 2009

Effective September 11, 2009, Delaware Management Company discontinued the Fund’s voluntary expense cap. The following replaces the information in the section entitled, “What are the Fund’s fees and expenses?” on pages 4-5.

What are the Fund’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

Institutional Class
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption fees	none
Exchange fees[1]	none

Annual fund operating expenses are deducted from the Fund’s assets.2

Institutional Class
Management fees	0.62%
Distribution and service (12b-1) fees	none
Other expenses	0.30%
Total annual fund operating expenses	0.92%

1 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

2 In periods of market volatility, during which asset levels may fluctuate substantially, the Fund’s annual fund operating expenses may vary from the numbers shown in the table above.

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

Institutional Class
1 year	$94
3 years	$293
5 years	$509
10 years	$1,131

Please keep this Supplement for future reference.

This Supplement is dated September 9, 2009.